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                                                                    EXHIBIT 23.2
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            CONSENT OF DELOITTE & TOUCHE, LLP, INDEPENDENT AUDITORS
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We consent to the incorporation by reference in this Registration Statement of
Netcentives Inc. on Form S-8 of our reports dated February 3, 2000 (March 3,
2000 as to the last two paragraphs of Note 16), appearing in the Annual Report on Form 10-K of Netcentives Inc. for the year ended December 31, 1999.



                             Deloitte & Touche LLP

San Jose, California
April 7, 2000